UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 6, 2007
Date of Report (Date of earliest event reported)
Cuisine Solutions, Inc.
(Exact name of registrant as specified in its charter)

DE	001-32439	52-0948383

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

85 S. Bragg St. Suite 600, Alexandria, VA	22312

(Address of principal executive offices)	(Zip Code)
703-270-2900
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Signatures
EXHIBIT INDEX
EX-3.1 Amendment to Bylaws of Cuisine Solutions, Inc.

Explanatory Note

This Current Report on Form 8-K/A amends and supplements the Company's Current Report on Form 8-K filed on December 11, 2007 (the "Report"), wherein Exhibit 99.1 included a description of the amendment to the Company's Bylaws rather than a copy of the amendment itself.  A copy of the Bylaw amendment is attached to this filing as Exhibit 3.1.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 6, 2007, the Board of Directors of Cuisine Solutions, Inc. (the “Company”) approved an amendment to Article V, Section 3 of the Bylaws of the Company, effective immediately (the "Amendment").  Article V of the Bylaws contains, among other things, provisions relating to certificates of stock, lost or stolen certificates, and the transfer of shares.  The Bylaws were amended in order to comply with recent rule changes of the Securities and Exchange Commission and the American Stock Exchange that require listed companies to be eligible to issue shares in either certificated or uncertificated form and to participate in a book-entry share Direct Registration System, which allows for the electronic transfer of securities. The purpose of the amendments to the Bylaws is to incorporate into Article V the concept of uncertificated shares. Previously, the Bylaws required certificates to be delivered in connection with the issuance of shares.

                Set forth below is a description of the specific amendments to the Bylaws.

•          Article V, Section 3 of the Bylaws has been amended to provide that the shares of stock of the Company may be issued in the form of uncertificated shares, in addition to certificated shares. Furthermore, a provision was added to this section requiring the delivery of notice to holders of uncertificated shares providing them with information that would otherwise be set forth on a stock certificate.

•          Article V, Section 4 of the Bylaws has been amended to add the ability of the Company to issue uncertificated shares, in addition to certificated shares, in the event of the replacement of lost, destroyed, stolen, or mutilated stock certificates.

•          Article V, Section 5 of the Bylaws, which addresses transfers of shares, has been amended to provide that upon the transfer of shares, either certificated or uncertificated, the Company can issue either certificated or uncertificated shares to the transferee, and further provides for the cancellation of the old certificate or uncertificated shares and the recording of the transaction in the Company’s books.

                All other provisions of the Company’s Bylaws remain unchanged.

 A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cuisine Solutions, Inc.
Date: January 23, 2008	By:	/s/ Ronald Zilkowski
Ronald Zilkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

EX-3.1	Amendment to Bylaws of Cuisine Solutions, Inc.